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                                                                  Exhibit 10.20


                               SECURITY AGREEMENT

         AGREEMENT made as of the 31st day of March, 2003, between MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation ("Debtor"), and SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("Secured Party"), as collateral agent for the ratable benefit of the Banks (as defined in the Consignment Agreement).

         WHEREAS, Debtor, the Banks and Secured Party are parties to a certain Consignment Agreement of even date herewith (the "Consignment Agreement");

         WHEREAS, Secured Party, for the ratable benefit of the Banks, desires to maintain security for all indebtedness, liabilities and obligations of Debtor to the Banks and the Secured Party, now existing or hereafter arising, under the Consignment Agreement, and Debtor is willing to grant such security interest to the Secured Party on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. THE SECURITY INTERESTS.

         In order to secure the due and punctual payment and performance of all Obligations (as defined in the Consignment Agreement), Debtor hereby grants to Secured Party, for the ratable benefit of the Banks, a continuing security interest in the following described personal property whether now owned or hereafter acquired or arising and wherever located (hereinafter called the "Collateral"):

                  All gold bullion, gold granule and other gold or precious metals in whatever form including all substitutions, replacements and products in which any such gold or other precious metals are incorporated or into which such gold or other precious metals are processed or converted, whether now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, and all additions and accessions thereto and all replacements and substitutions therefor and all proceeds and products of all of the foregoing, wherever situated.

                  All inventory now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, including all merchandise, returned and repossessed goods, raw materials, goods in process, finished goods and proceeds therefor (hereinafter called the "Inventory"), and all accounts of Debtor, including all accounts receivable, notes, drafts, acceptances, chattel paper, electronic chattel paper and other forms of obligations and receivables now owned or hereafter arising from Inventory sold or otherwise disposed of by Debtor and all proceeds and products thereof (hereinafter called the "Customer Receivables").

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         The security interests granted pursuant to this Section 1 (the
"Security Interests") are granted as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Debtor under any of the Collateral or any transaction which gave rise thereto.

         SECTION 2. FILING; FURTHER ASSURANCES. Debtor will, at its expense, execute, deliver, file and record (in such manner and form as Secured Party may require), or permit Secured Party to file and record (provided that so long as an Event of Default shall not have occurred, the Secured Party shall first request the Debtor to immediately take such action before taking such action on its own), any financing statements, specific assignment or other paper that may be necessary or desirable, or that Secured Party may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. Secured Party may at any time or from time to time, at its sole discretion, require Debtor to cause any chattel paper included in the Customer Receivables to be delivered to Secured Party, or any agent or representative designated by it, or to cause a legend referring to the Security Interests to be placed on such chattel paper and upon any ledgers or other records concerning the Customer Receivables.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor hereby represents, warrants and covenants as follows:

                  A. Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance, and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein, excluding, however, from the operation of the foregoing restrictions the following:

                           (i) Liens created under this Security Agreement and
                  the other Loan Documents;

                           (ii) Permitted Liens;

                           (iii) Liens existing on the date hereof and described
                  on SCHEDULE 3 hereto

                           (iv) Liens arising in connection with capitalized
                  leases; provided that no such Lien shall extend to or cover any collateral or assets other than the assets subject to such capitalized leases;

                           (v) purchase money Liens upon or in real property or
                  equipment acquired or held by the Buyer or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the



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                  time of acquisition (other than any such Liens created in
                  contemplation of such acquisitions that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or lesser amount; provided, however, that no such Liens shall extend to or cover any property other than the property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

                           (vi) the replacement, extension or renewal of any
                  Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the indebtedness secured thereby; and

                           (vii) Liens in favor of Mitsui & Co. Precious Metals,
                  Inc. ("Mitsui") pursuant to the term of that certain Security Agreement of even date herewith of Debtor in favor of Mitsui (the "Mitsui Security Agreement").

                  B. Except as identified on SCHEDULE 3, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement and the Mitsui Security Agreement..

                  C. That all additional information, representations and warranties contained in EXHIBIT A attached hereto and made a part hereof are true, accurate and complete.

                  D. Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties or liens are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by Debtor in appropriate proceedings. Such amount which is being contested shall be fully reserved on the financial statements of Debtor in accordance with generally accepted accounting principles.

                  E. Debtor will immediately notify Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution.

                  F. Debtor will not sell or offer to sell or otherwise transfer or dispose of the Collateral or any interest therein without the prior written consent of the Secured Party; provided, however, that as long as no Event of Default has occurred and is continuing and subject to the terms of the Consignment Agreement, Debtor may, without the consent of the Secured Party, sell its Inventory in the ordinary course of its business.



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                  G. Except for the Liens described in Subsection 3.A hereof,
         Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; and Debtor will not use the Collateral in violation of any statute or ordinance.

                  H. Debtor will provide Secured Party with not less than thirty
         (30) days' prior written notice of any change in (i) the name of Debtor, and (ii) any change in the principal office of Debtor or the office where Debtor maintains its books and records pertaining to the Collateral.

                  I. Debtor shall maintain complete and accurate books and records and shall make all necessary entries therein to reflect the costs, values and locations of the Collateral and the transactions and documents giving rise to Customer Receivables and all payments, credits and adjustments thereof. Debtor shall keep Secured Party fully informed as to the location of all such books and records and shall permit Secured Party and its agents and representatives to have full, complete and unrestricted access thereto at any reasonable time and to inspect, examine and make copies of all books and records, data storage and processing media, software, printouts, journals, orders, receipts, invoices, correspondence and other documents and written or printed matter related to any of the Collateral. Secured Party's rights hereunder shall be enforceable at law or in equity, and Debtor consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

                  J. Debtor shall permit Secured Party and its agents or representatives to inspect any or all of the Collateral at all reasonable times.

                  K. Debtor shall keep the Collateral insured against such perils, in such amounts and with such insurance companies as Secured Party may reasonably require. All insurance policies (including insurance covering Customer Receivables) shall name Secured Party as additional insured and as loss payee, as its interests may appear and shall provide for not less than thirty (30) days' advance notice in writing to Secured Party of any cancellation thereof. Secured Party shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance. Any premiums paid by Secured Party shall, if Secured Party so elects, be considered an advance at the highest rate of interest provided in the Consignment Agreement, and all such accrued interest shall be payable on demand. Debtor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering any or all of the Collateral directly to the Secured Party.

                  L. Debtor represents and warrants that all books and records concerning the Collateral are located at the locations listed in EXHIBIT A hereto, and that all Inventory of Debtor is located at the locations listed in EXHIBIT A hereto. Debtor shall immediately notify Secured Party of any new locations of Inventory not



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         specified hereinabove, and if any such location is on leased or mortgaged premises, promptly furnish Secured Party with landlord's or mortgagee's waivers in form and substance satisfactory to Secured Party.

                  M. Debtor agrees to cooperate and join, at its expense, with the Secured Party in taking such steps as are necessary, in Secured Party's judgment, to perfect or continue the perfected status of the security interests granted hereunder, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of chattel paper to Secured Party, and the obtaining of landlord's and mortgagees' waivers required by Secured Party.

                  N. Debtor agrees to reimburse the Secured Party on demand for out-of-pocket expenses incurred in connection with Secured Party's exercise of its rights under this Security Agreement. Debtor agrees to indemnify Secured Party and hold it harmless against any costs, expenses, losses, damages and liability (including reasonable attorney's fees) incurred in connection with this Security Agreement, other than as a result of Secured Party's gross negligence or willful misconduct.

         SECTION 4. RECORDS RELATING TO COLLATERAL. Debtor will keep its records concerning the Collateral, including the Customer Receivables and all chattel paper included in the Customer Receivables, at its principal office identified in EXHIBIT A, or at such other place or places of business as the Secured Party may approve in writing. Debtor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to examine and inspect the Collateral and to take abstracts from such records and chattel paper, and will furnish to Secured Party such information and reports regarding the Collateral as Secured Party may from time to time reasonably request.

         SECTION 5. COLLECTIONS WITH RESPECT TO CUSTOMER RECEIVABLES. Debtor will, at its expense, as agent for Secured Party and subject at all times to Secured Party's right to give directions and instructions and subject to the terms of the Intercreditor Agreement (as defined in the Consignment Agreement):

                  (i) endeavor to collect or cause to be collected from customers indebted on Customer Receivables, as and when due, any and all amounts, including interest, owing under or on account of each Customer Receivable;

                  (ii) compromise and settle any dispute relating to any Customer Receivable; and

                  (iii) take or cause to be taken such appropriate action to repossess goods, the sale of which gave rise to any Customer Receivable, or to enforce any rights or liens under Customer Receivables, as Debtor or Secured Party may deem proper, and in the name of Debtor, or Secured Party, as Secured Party may deem proper; provided that (x) in the absence of specific instructions from Secured



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         Party, Debtor will use its best judgment to protect the interests of the Secured Party, and (y) Debtor shall not be required under this
         Section 5 to take any action which would be contrary to any applicable law or court order.

         SECTION 6. GENERAL AUTHORITY. Debtor hereby irrevocably appoints Secured Party, and its President and each of its Vice Presidents, Debtor's true and lawful attorney-in-fact, with full power of substitution, in the name of Debtor, at Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time to do all acts and things which Secured Party deems necessary or desirable to effectuate its rights and the rights of the Banks under this Security Agreement including, but not limited to, (a) executing and filing financing statements on behalf of Debtor and otherwise perfecting any security interest granted hereby, (b) corresponding and negotiating directly with insurance carriers and customers indebted on Customer Receivables (as further described in Section 5 above) and (c) while any Event of Default has occurred and is continuing, to have and exercise all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

                  (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Secured Party in connection therewith;

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                  (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the related goods securing the Customer Receivables, as fully and effectually as if Secured Party were the absolute owner thereof;

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

                  (vi) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon; and

                  (vii) to receive any and all mail addressed to Debtor;

provided that Secured Party shall give Debtor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Secured Party and Debtor agree that such notice constitutes "reasonable notification" within the meaning of Sections 9-611 and 9-612(b) of the Uniform Commercial Code.



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

         SECTION 7. EVENTS OF DEFAULT. Debtor shall be in default under this Security Agreement upon the occurrence of any one of the following events (herein referred to as an "Event of Default"):

                  (a) any representation or warranty made by Debtor to Secured Party herein or in the Consignment Agreement shall prove to be false or misleading in any material respect;

                  (b) default by Debtor in the due observance or performance of any covenant or agreement herein contained and such default shall continue unremedied for ten (10) days after written notice thereof by Secured Party to Debtor;

                  (c) any default in the payment when due of any indebtedness of Debtor to the Banks or Secured Party, including, without limitation, indebtedness, obligations or liabilities under the Consignment Agreement;

                  (d) the occurrence of any Event of Default under the provisions of the Consignment Agreement;

                  (e) any attachment (other than Liens described in Subsection 3.A hereof) on any of the Collateral shall remain in existence for a period of ten (10) days from the date such attachment was made; or

                  (f) the occurrence of any other event of default under any of the Obligations.

         SECTION 8. REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise all the rights and remedies of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights and remedies are exercised) and any and all other remedies and rights at law or equity and, in addition, Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral in the manner specified in Section 9, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem satisfactory. Secured Party shall have the right to take immediate possession of the Collateral and any and all Consigned Precious Metal (as defined in the Consignment Agreement) and for the purpose may, so far as Debtor may give authority therefor, enter upon any premises on which any Collateral or Consigned Precious Metal is located without notice and remove the same therefrom. Debtor hereby expressly consents to such repossession of the Collateral and waives all rights to demand and notice with respect thereto. Secured Party may require Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient. Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a



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type customarily sold in a recognized market or is a type which is the subject of widely distributed standard price quotations, at any private sale), and may apply all or any portion of the Obligations towards the payment for any Collateral purchased by Secured Party, and may thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption. Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give ten (10) days' written notice of its intention to make any such public or private sale or sale at a broker's board. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of a sale at a broker's board, shall state the board at which such sale is to be made and the day on which the Collateral, or a portion thereof so being sold, will first be offered for sale at such board. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any Event of Default shall have occurred and be continuing, for purposes of exercising the rights and powers granted to Secured Party in this Section 8 or by applicable law, and until all Obligations are satisfied in full, Debtor hereby grants to Secured Party an irrevocable license to use all trademarks and trade names (and to sell goods bearing any such trademark or trade name), registered or unregistered, which are now or hereafter owned by or licensed to Debtor or in which Debtor now has or hereafter acquires an interest.

         SECTION 9. APPLICATION OF PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

                  first, to pay the expenses of such sale or other realization, including out-of-pocket expenses of Secured Party and reasonable fees and expenses of its agents and counsel, and all expenses, liabilities and advances incurred or made by Secured Party in connection therewith, and any other unreimbursed expenses for which Secured Party is to be reimbursed pursuant to Section 10;



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                  second, apply all proceeds hereunder (except proceeds applied pursuant to clause first above) to the payment of the Obligations in such order as Secured Party shall determine; and

                  finally, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

         SECTION 10. EXPENSES. Debtor will forthwith upon demand pay to Secured
Party:

                  (i) the amount of any taxes which Secured Party may have been required to pay by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

                  (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which Secured Party may incur in connection with (w) the preparation and administration of this Security Agreement and related documents, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by Secured Party of any of the powers conferred upon it hereunder, or (z) any default on Debtor's part hereunder.

         SECTION 11. NONABATEMENT OF SECURITY INTERESTS; TERMINATION. (a) The Security Interests granted hereby shall not abate or lapse, but shall continue in full force and effect so as to secure all Obligations, whether now existing or hereafter arising, without regard to whether any or no such liability, obligation or indebtedness shall be outstanding at any particular time.

         (b) Upon termination of the Consignment Agreement and satisfaction in full of all Obligations, the Security Interests granted under this Agreement and under any related instruments shall terminate and be released. In connection therewith, the Secured Party will send to Debtor termination statements for all Uniform Commercial Code financing statements of record filed by it hereunder, and will take all reasonable actions, and do all other things reasonably necessary to release the Security Interest granted to it hereunder.

         SECTION 12. RIGHT OF SET-OFF. Debtor hereby grants to Secured Party a lien, security interest and a right of setoff as security for all liabilities and obligations of the Debtor to the Banks and to the Secured Party, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Secured Party, or in transit to any of them. At any time, without demand or notice, Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing the Consignment Agreement. ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE CONSIGNMENT AGREEMENT, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF



                                      -9-
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DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Secured Party
shall not be required to marshal any present or future security for, or guarantees of, the obligations or to resort to any such security or guarantee in any particular order and Debtor waives, to the fullest extent that it lawfully can, (a) any right it might have to require Secured Party to pursue any particular remedy before proceeding against it and (b) any right to the benefit of, or to direct the application of the proceeds of any collateral until the obligations are paid in full.

         SECTION 13. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and in the manner set forth in the Consignment Agreement.

         SECTION 14. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right, power or remedy under this Security Agreement preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 15. CHANGES IN WRITING. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         SECTION 16. NEW YORK LAW; MEANING OF TERMS. This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, except to the extent that remedies provided by the laws of any State other than New York are governed by the laws of said State. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code have the meanings therein stated.

         SECTION 17. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 18. HEADINGS. The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 19. PARTIES IN INTEREST. All the terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.



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         SECTION 20. COUNTERPARTS. This Security Agreement may be executed simultaneously with one or more counterparts thereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         SECTION 21. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Debtor hereby submits to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of Debtor's Obligations under the Consignment Agreement or with respect to this Security Agreement, and expressly waives any and all objections Debtor may have as to venue in any of such courts. DEBTOR AND SECURED PARTY EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY AGREEMENT, ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN). No party to this Security Agreement, including but not limited to any assignee or successor of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of, this Security Agreement, any related instruments, any Collateral or the dealings or the relationship between the parties. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         SECTION 22. ADDITIONAL DEFINITIONS. For purposes herein, the following terms shall have the following meanings:

         (a) "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code or any similar statute and any agreement to give or make any of the foregoing.

         (b) "Permitted Lien" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (i) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 12(c) of the Consignment Agreement; (ii) Liens imposed by law, such as materialmen's mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that (x) are not overdue for a period of more than 30 days and (y) either individually or when aggregated with all other Permitted Liens outstanding on any date of determination, do not materially affect the use or value of the property to which they relate or do not, in the aggregate, have a material adverse effect on the assets, properties condition (financial or otherwise) or prospects of the Debtor; (iii) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (iv) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and (v) those Financing Statements of record listed on SCHEDULE 3.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

                                     MICHAEL ANTHONY JEWELERS, INC.

                                     By
                                         ---------------------------------------
                                          Print Name

                                                    ----------------------------
                                          Title
                                               ---------------------------------


                                     SOVEREIGN PRECIOUS METALS, LLC

                                     By
                                         ---------------------------------------
                                          Print Name
                                                    ----------------------------
                                          Title
                                               ---------------------------------

                                    EXHIBIT A

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

         1. The exact title of Debtor is: Michael Anthony Jewelers, Inc. Debtor has not used any other name within the previous ten (10) years. Debtor's Federal Tax Identification Number is #13-2910285. Debtor's state of formation is Delaware and Debtor's organizational identification number is #[].

         2. Debtor uses in its business and owns the following trade names:
___________________________.

         3. Debtor is not required to qualify to transact business in any jurisdiction other than [New York and Delaware].

         4. The chief executive office of Debtor is: 115 South MacQuesten Parkway, Mount Vernon, New York 10550-1724.

         5. The mailing address of Debtor is: 115 South MacQuesten Parkway, Mount Vernon, New York 10550-1724.

         6. Debtor has places of business at the following locations:
___________________________.

         7. In addition to the places of business set forth in number 6 above, Debtor owns or has an interest in [inventory] located elsewhere at the locations set forth on SCHEDULE 2, and SCHEDULE 3 of the Consignment Agreement.

         [8. Debtor owns property consisting of fixtures at the following locations:

         Address                                  Record Owner of Real Estate]
         -------                                  ----------------------------

                                                     SCHEDULE 3
                                                  Place of Filing
        -----------------------------------------------------------------------------------------------------------
                PLACE OF FILING               FILING NO.       SECURED PARTY                      DESCRIPTION OF
                                                                                                    COLLATERAL
        -----------------------------------------------------------------------------------------------------------
        1.      Delaware Sec. of State        20745657         The CIT Group/Commercial
                                                               Services, Inc.
        -----------------------------------------------------------------------------------------------------------
        2.      New York Sec. of State        190914           Chemical Bank
        -----------------------------------------------------------------------------------------------------------
        3.      New York Sec. of State        190915           Chemical Bank
        -----------------------------------------------------------------------------------------------------------
        4.      New York Sec. of State        190916           Chemical Bank
        -----------------------------------------------------------------------------------------------------------
        5.      New York Sec. of State        032600           General Electric Capital
                                                               Business Asset Funding
                                                               Corporation
        -----------------------------------------------------------------------------------------------------------
        6.      New York Sec. of State        054410           General Electric Capital
                                                               Business Asset Funding
                                                               Corporation
        -----------------------------------------------------------------------------------------------------------
        7.      New York County               96PN17725        Chemical Bank

        -----------------------------------------------------------------------------------------------------------